UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2021

Date of reporting period: October 31, 2021

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Ninety One

Ninety One
Global Franchise Fund

Ninety One
International Franchise Fund

Ninety One
Emerging Markets Equity Fund

Ninety One
Global Environment Fund

INVESTMENT ADVISER:
NINETY ONE NORTH AMERICA, INC.

Advisors' Inner Circle Fund III
October 31, 2021
Annual Report

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2020). The Funds’ Forms N-Q and N-PORT are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-844-IAM-USA1; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2021 (UNAUDITED)

Ninety One Global Franchise Fund – Annual Review – October 31, 2020 to October 31, 2021.

Fund performance

The Fund underperformed its benchmark over the period. The Fund delivered a very strong absolute return of 34.85%* over the year, but lagged the benchmark return of 37.28%, with much of this relative weakness occurring in the final stages of 2020 during the surge towards ‘growth’ and latterly ‘value’ stocks. Year-to-date performance to end-October 2021 has been positive, which has helped claw back some of the underperformance from 4Q20, but the Fund remains behind the benchmark.

Looking at the period overall, in terms of sectors, exposure to consumer staples, as explained above, detracted the most. More defensive holdings like skincare company Beiersdorf, and consumer goods companies Reckitt Benckiser, Unilever and Nestle were caught in the sharp rotation to value stocks. Said names have also pointed towards input cost inflation headwinds, which has put pressure on margins. We have engaged with these companies, and for those facing input cost pressure we believe that this time next year the picture could look more positive, and we believe there is further scope for these companies to leverage their strong brands and put through price increases in certain markets and categories.

Elsewhere internet domain registration company Verisign detracted on limited news, payments provider Visa detracted during a mixed year as sentiment between a spending recovery has been offset by periods where the economic recovery appeared more clouded with rising cases of the virus.

Positive contributions were primarily from stock picking. Lithography equipment manufacturer ASML (on an improving outlook in the semiconductor space), Charles Schwab (on steepening yield curves and increased flows), and St James’s Place (on a more favourable outlook for savings and markets) and accounting software provider Intuit (strong recent results) were among the top contributors.

* Based on the 40Act Global Franchise Fund, I Share, covering 12m to end-Oct 2021.

Outlook:

There has been a notable change in narrative within markets in recent months. The Fed’s acknowledgement that discussions have begun about when to reduce

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2021 (UNAUDITED)

policy support has been interpreted by the market as a clear sign that the central bank is concerned – at least to some degree – about the persistence of the high inflation prints we have seen over the summer. More recently the coverage of energy crises, from rolling blackouts in China as well as fuel shortages in the UK and beyond, have compounded with a slowdown in growth expectations. These risks have resulted in some market commentators highlighting the risk of a period of stagflation. From a macro/market perspective, we saw US 10-year yields spike in the second half of September up beyond 1.5%, however in our view, the path of monetary policy and interest rates is still uncertain.

For all the positive headlines and broad re-opening, the speed of economic recovery has begun to slow and faces several potential headwinds that could prompt expectations to change once again. New strains of the virus have emerged in recent months, and the breadth of vaccination rollout remains extremely uneven; While many developing nations are yet to fully vaccinate their populations, the majority of Western countries are already rolling out “booster” jabs to contend with the winter months, with little clarity around whether restrictive measures on movement may need to return in the face of rising cases. At a time when many equity markets remain close to their all-time highs, including the in the US and Europe, such potential headwinds leave investors open to bouts of significant volatility when markets contend with negative news flow.

Looking beyond short-term sentiment, we do not believe the current environment has significantly changed the fundamentals of the companies we own, which continue to compound cashflows at attractive rates. We remain comfortable that the Quality attributes we seek (enduring competitive advantages, dominant market positions, strong balance sheets, lower cyclicality, low capital intensity, sustainable cash generation and disciplined capital allocation) are all well suited to both current conditions and for uncertain times ahead. The companies we own have invested substantially to reinforce their business models, with significant exposure to key long-term trends such as data usage and digitalisation, ageing populations and health care, and nutrition and wellness. The portfolio is also very well positioned to contend with the growing threat of climate change, with a carbon footprint that is less than 10% of that emitted by the wider market.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2021 (UNAUDITED)

Definition of the Comparative Index

The MSCI All Country World Index (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2021 (UNAUDITED)

Comparison of Change in the Value of a $10,000 Investment in the Ninety One Global Franchise Fund, I Shares, versus the MSCI All Country World Index (Net).

	AVERAGE ANNUAL TOTAL RETURN
	FOR THE YEAR ENDED OCTOBER 31, 2021
	1 Year	3 Year	Inception to Date*
I Shares*	34.85%	18.46%	14.54%
A Shares (without sales charge)**	34.58%	18.17%	15.55%
A Shares (with sales charge)**	26.85%	15.87%	13.35%
MSCI All Country World Index (Net)	37.28%	17.47%	12.47%

*

Fund commenced operations on December 11, 2017. The graph is based on I Shares only; Performance for A Shares would have been lower due to a maximum front-end sales charge of 5.75% and differences in fee structures.

**	Commenced operations on September 28, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 3.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND OCTOBER 31, 2021 (UNAUDITED)

Definition of the Comparative Index

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets countries (excluding the US) and 27 Emerging Markets countries. With 2,350 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND OCTOBER 31, 2021 (UNAUDITED)

Comparison of Change in the Value of a $10,000 Investment in the Ninety One International Franchise Fund, I Shares, versus the MSCI All Country World ex US Index (Net).

AVERAGE TOTAL RETURN
FOR THE PERIOD ENDED OCTOBER 31, 2021
Inception to Date*
I Shares*	-2.00%
MSCI All Country World ex US Index (Net)	-0.89%

*	Fund commenced operations on August 31, 2021. The graph is based on I Shares only.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 5.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2021 (UNAUDITED)

Ninety One Emerging Market Equity Fund – Annual Review – October 31, 2020 to October 31, 2021.

Fund performance

The Fund outperformed the MSCI Emerging Markets Index over the period. The Fund produced an absolute return of 18.00%*, ahead of the index return of 16.96% for the same period.

Equity markets rebounded at the beginning of the period as economic activity recovered, supported by on-going key central bank stimulus and as lockdowns began to ease, first in Asia and then across developed markets. Sentiment subsequently turned more cautious, as the chances of earlier than expected US rate rises, global supply disruption, rising inflation and slowing growth in China, all weighed on markets although they ended the 12-month period under review delivering double-digit returns. Overall, the 4Factor process was a positive over the year against its universe, led by the momentum factors (‘Technicals’ and ‘Earnings’), while ‘Value’ was also positive. The ‘Strategy’ factor detracted when reflation trades returned to favour.

Stock selection and positioning in technology was the top sector contributor to relative returns over the year. Exposure to semiconductors benefitted from new products such as electric vehicles (EVs) and demand as a result of working from home. This contributed to strong portfolio returns from Korea where LG Electronics disclosed that it plans to split off its EV component businesses (mainly in inverters and motors), lifting the stock price. Taiwan was another major contributor as a holding in integrated circuit chip provider Novatek Microelectronics was buoyed by good results during the year, reflecting revenues and margins ahead of expectations. An underweight position in the consumer discretionary sector was helpful, as was stock-picking in industrials as economies reopened post-pandemic. China led country returns, where a holding in renewable energy producer Longyuan Power Group was the best performing holding in the portfolio. The company reported a strong set of H1 2021 results and could be on track to achieve its wind and solar power generation targets during the year. Elsewhere in China, a holding in battery manufacturer Contemporary Amperex Technology benefitted from the high demand for EVs, and its production is set to expand rapidly. Miner Anglo American outperformed on the strength in commodity prices and as the company announced strong first-quarter results, including much better-than-expected shareholder returns through a special dividend and buyback.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2021 (UNAUDITED)

In contrast, the preference for growth stocks over the period weighed on financials, and this was the weakest performing sector in the portfolio during the year. China’s Ping An Insurance suffered from signs of a slower-than-hoped for recovery, together with the default of two companies to which it was exposed. Communication services was a major laggard, where a holding in gaming giant Tencent was affected by regulatory pressures and fears that the government will move to restrict gaming for adults, who contribute more to the company’s revenues than do minors. Tencent Music Entertainment also suffered from regulatory concerns regarding its breakup. We subsequently exited the position. At the country level, stock selection in Russia was the leading detractor. Not holding energy company Gazprom detracted from relative performance as the company continued to be supported by the strength in energy prices, while the US decision to drop its opposition to the Nord Stream 2 pipeline also helped sentiment.

*	Based on the 40Act Global Franchise Fund, I Share, covering 12m to end-Oct 2021.

Outlook

It is an eventful time for global markets with much for investors to consider. One reason for developed market (DM) outperformance over emerging markets is that while DM central banks continued to hose down the recovery fires with gasoline, EM central banks were notably more cautious. At some point, DM policymakers will need to row back from overly stimulatory policies that could start to look reckless and endangering to longer-term macro-economic stability. Janet Yellen was right to refer publicly for the potential for interest rates to eventually rise; they will.

However, in EM COVID has again moved centre-stage. The developing tragedy of India has grasped the world’s attention, but on a per capita basis case-loads are increasing even faster in Brazil and Argentina. Of concern is that variants in a number of EM countries appear to be more both more transmissible but also potentially more fatal. Given the slow rate of vaccination in much of EM, COVID will remain a real or potential threat to societies or economies through 2021 and almost certainly into 2022. The impact of COVID is also likely to be something driving divergent economic and market performance within the asset class.

However, markets have become detached from epidemiology or economics and appear to exist increasingly in their own alternative dimension. As such, the strong rebound in economic growth across much of our universe may not be reflected in equity markets which may be much more muted as investors become concerned about future withdrawal or moderation of stimulus.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2021 (UNAUDITED)

In an environment of deep uncertainty, and high macro risks, it is necessary to deeply understand the risks within our companies and portfolios, and the idiosyncratic drivers of the returns for each and every holding. Robust economic growth is already expected and discounted; it will be the actions of management – and changing industry dynamics – in the dozens of companies we invest in that are likely to drive returns this year.

So 2021 will see last year’s tailwinds replaced by some headwinds, but there will be returns to be made in robust stocks that are able to evolve positively in our changing world. We remain dedicated to finding those companies.

Definition of the Comparative Index

The MSCI Emerging Markets Equity Index (Net) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2021 (UNAUDITED)

Comparison of Change in the Value of a $10,000 Investment in the Ninety One Emerging Markets Equity Fund, I Shares, versus the MSCI Emerging Markets Equity Index (Net).

	AVERAGE ANNUAL TOTAL RETURN
	FOR THE YEAR ENDED OCTOBER 31, 2021
	1 Year	Inception to Date*
I Shares*	18.00%	10.38%
A Shares (without sales charge)*	17.70%	10.12%
A Shares (with sales charge)*	10.93%	7.91%
MSCI Emerging Markets Equity Index (Net)	16.96%	11.20%

*

Fund commenced operations on November 28, 2018. The graph is based on I Shares only; Performance for A Shares would have been lower due to a maximum front-end sales charge of 5.75% and differences in fee structures.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 9.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND OCTOBER 31, 2021 (UNAUDITED)

Definition of the Comparative Index

The MSCI All Country World Index (Net) is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world and is calculated with dividends reinvested after deduction of withholding tax.

The information may discuss general market activity or industry trends and is not intended to be relied upon as a forecast, research or investment advice. The economic and market views presented herein reflect Ninety One North America, Inc.’s judgment as at the date shown and are subject to change without notice. There is no guarantee that views and opinions expressed will be correct, and Ninety One North America, Inc.’s intentions to buy or sell particular securities in the future may change. The investment views, analysis and market opinions expressed may not reflect those of Ninety One North America, Inc.’s as a whole, and different views may be expressed based on different investment objectives. This communication is based on internal data, public and third party sources. Although we believe the information to be reliable, we have not independently verified it, and we cannot guarantee its accuracy or completeness. Ninety One North America, Inc.’s internal data may not be audited. Holdings are subject to change. Current and future holdings are subject to risk.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND OCTOBER 31, 2021 (UNAUDITED)

Comparison of Change in the Value of a $10,000 Investment in the Ninety One Global Environment Fund, I Shares, versus the MSCI All Country World Index (Net).

AVERAGE TOTAL RETURN
FOR THE PERIOD ENDED OCTOBER 31, 2021
Inception to Date*
I Shares*	-0.30%
MSCI All Country World Index (Net)	0.76%

*	Fund commenced operations on August 31, 2021. The graph is based on I Shares only.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 11.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2021

Sector Weightings (unaudited) †:

SCHEDULE OF INVESTMENTS COMMON STOCK — 96.3%

	Shares	Value
CHINA — 4.6%
Alibaba Group Holding ADR *	29,942	$4,938,634
NetEase ADR	62,148	6,065,023

		11,003,657

GERMANY — 3.0%
Beiersdorf	67,409	7,169,012

IRELAND — 2.7%
ICON *	22,546	6,465,516

NETHERLANDS — 7.2%
ASML Holding	21,551	17,470,346

SOUTH KOREA — 1.4%
Samsung Electronics GDR	2,304	3,440,572

SWITZERLAND — 7.8%
Nestle	76,140	10,067,562
Roche Holding	22,860	8,857,546

		18,925,108

UNITED KINGDOM — 4.0%
St. James’s Place	260,252	5,634,697
Unilever	77,081	4,133,358

		9,768,055

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
UNITED STATES — 65.6%
Communication Services — 4.8%
Electronic Arts	49,730	$6,974,633
Fox	116,222	4,618,662

		11,593,295

Consumer Discretionary — 4.5%
Booking Holdings *(a)	4,526	10,956,450

Consumer Staples — 7.4%
Estee Lauder, Cl A	27,547	8,934,318
Philip Morris International (a)	93,614	8,850,268

		17,784,586

Financials — 14.7%
Charles Schwab	61,500	5,044,845
FactSet Research Systems	13,311	5,908,620
Moody’s	39,922	16,134,476
S&P Global	17,880	8,477,981

		35,565,922

Health Care — 5.7%
Becton Dickinson	28,111	6,735,115
Johnson & Johnson	44,217	7,202,065

		13,937,180

Information Technology — 28.5%
Autodesk *	23,124	7,344,414
Check Point Software Technologies *	41,622	4,977,991
Intuit	21,335	13,355,497
Microsoft	45,715	15,160,008
VeriSign *	45,117	10,046,202
Visa, Cl A (a)	85,092	18,019,933

		68,904,045

		165,206,994

Total Common Stock (Cost $179,967,366)		232,983,744

Total Investments — 96.3% (Cost $179,967,366)		$232,983,744

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND OCTOBER 31, 2021

Percentages are based on Net Assets of $241,890,857.

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

As of October 31, 2021, all of the Fund’s investments were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND OCTOBER 31, 2021

Sector Weightings (unaudited) †:

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.8%

	Shares	Value
AUSTRALIA — 6.5%
CSL	231	$52,136
REA Group	551	66,275

		118,411

CANADA — 3.9%
Constellation Software	40	70,186

CHINA — 11.9%
Alibaba Group Holding ADR *	295	48,657
Hangzhou Tigermed Consulting, Cl H	2,500	48,753
Kweichow Moutai, Cl A	100	28,536
NetEase	1,400	27,661
Tencent Holdings	1,000	61,833

		215,440

FRANCE — 7.6%
EssilorLuxottica	391	80,950
Hermes International	36	57,096

		138,046

GERMANY — 9.0%
Beiersdorf	390	41,477
SAP	502	72,803
Siemens Healthineers	739	49,140

		163,420

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
HONG KONG — 2.6%
AIA Group	4,200	$47,431

IRELAND — 3.4%
ICON *	214	61,369

NETHERLANDS — 8.0%
ASML Holding	132	107,006
Heineken	333	36,926

		143,932

SWEDEN — 2.7%
Swedish Match	5,473	48,163

SWITZERLAND — 14.8%
Alcon	737	61,025
Lonza Group	89	73,109
Nestle	599	79,202
Roche Holding	138	53,471

		266,807

TAIWAN — 2.9%
Taiwan Semiconductor Manufacturing ADR	460	52,302

UNITED KINGDOM — 10.3%
Experian	1,149	52,715
InterContinental Hotels Group *	420	29,465
London Stock Exchange Group	520	50,608
Reckitt Benckiser Group	658	53,440

		186,228

UNITED STATES — 15.2%
Consumer Staples — 5.2%
Estee Lauder, Cl A	111	36,001
Philip Morris International (a)	615	58,142

		94,143

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
UNITED STATES — continued
Information Technology — 10.0%
Accenture, Cl A	138	$49,513
Mastercard, Cl A	271	90,926
Visa, Cl A (a)	191	40,448

		180,887

		275,030

Total Common Stock (Cost $1,761,444)		1,786,765

Total Investments — 98.8% (Cost $1,761,444)		$1,786,765

Percentages are based on Net Assets of $1,808,807.

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2021, all of the Fund’s investments were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended October 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2021

Sector Weightings (unaudited) †:

SCHEDULE OF INVESTMENTS COMMON STOCK — 94.0%

	Shares	Value
BRAZIL — 2.2%
Porto Seguro	168,603	$702,588
Vale ADR, Cl B	124,662	1,586,947

		2,289,535

CHINA — 28.2%
Alibaba Group Holding *	135,536	2,839,983
China Construction Bank, Cl H	2,156,000	1,466,148
China Longyuan Power Group, Cl H	961,000	2,245,901
China Petroleum & Chemical, Cl H	178,000	87,409
China Resources Gas Group	182,000	977,960
China Resources Land	242,000	942,609
CITIC	721,000	722,942
Contemporary Amperex Technology, Cl A	11,511	1,149,823
ENN Energy Holdings	79,900	1,383,527
Haier Smart Home, Cl H	293,400	1,097,556
Inner Mongolia Yili Industrial Group, Cl A	181,913	1,222,362
Ping An Bank, Cl A	412,658	1,257,455
Ping An Insurance Group of China, Cl H	184,000	1,322,218
Shenzhou International Group Holdings	25,400	547,897
Tencent Holdings	119,900	7,413,746
Trip.com Group *	38,475	1,114,823
Trip.com Group ADR *	1,211	34,586

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
CHINA (continued)
Tsingtao Brewery, Cl H	112,000	$974,001
Xinyi Solar Holdings	406,000	849,677
Yum China Holdings	23,172	1,357,887
Zijin Mining Group, Cl H	688,000	958,718

		29,967,228

HONG KONG — 4.7%
AIA Group	158,000	1,784,318
Hong Kong Exchanges & Clearing	17,800	1,077,283
Pacific Basin Shipping	1,387,000	641,878
Techtronic Industries	51,500	1,059,917
WH Group	651,623	457,365

		5,020,761

HUNGARY — 0.5%
Richter Gedeon Nyrt	17,557	492,300

INDIA — 13.1%
Aurobindo Pharma	98,249	904,472
Bharat Electronics	388,930	1,074,370
Gland Pharma *	22,135	1,093,784
HDFC Bank	54,116	1,143,911
HEG	12,839	352,844
Hero MotoCorp	19,301	684,880
Indus Towers *	192,397	697,582
Infosys ADR	124,640	2,776,979
ITC	443,604	1,322,259
LIC Housing Finance	106,920	580,925
Muthoot Finance	55,123	1,080,468
Tech Mahindra	75,727	1,494,542
Wipro	89,930	776,726

		13,983,742

MALAYSIA — 0.7%
CIMB Group Holdings	273,300	344,512
My EG Services	1,639,700	411,806

		756,318

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
MEXICO — 3.4%
Grupo Mexico	248,268	$1,090,334
Ternium ADR (a)	20,052	929,009
Wal-Mart de Mexico	443,117	1,547,232

		3,566,575

NETHERLANDS — 0.4%
OCI *	15,673	444,369

RUSSIA — 5.3%
LUKOIL PJSC ADR	17,028	1,736,871
Moscow Exchange MICEX-RTS PJSC	422,420	1,034,899
Polymetal International (a)	59,158	1,098,777
Sberbank of Russia PJSC ADR	88,881	1,779,398

		5,649,945

SOUTH AFRICA — 3.2%
Anglo American Platinum LTD	9,411	955,587
Bidcorp	46,452	1,001,896
FirstRand	244,368	932,618
Netcare *	431,350	479,877

		3,369,978

SOUTH KOREA — 15.2%
AfreecaTV	1,470	242,788
E-MART	4,199	603,681
Fila Holdings	19,917	632,340
Hana Financial Group	32,271	1,242,732
Hankook Tire & Technology	11,046	390,871
Kia	17,415	1,268,253
Korea Zinc	1,806	829,936
LG	10,249	799,888
LG Chemical	1,676	1,199,038
POSCO	5,174	1,310,602
Samsung Electronics	98,402	5,877,763
Samsung Life Insurance	11,485	661,453
SK Telecom	4,058	1,074,794

		16,134,139

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
TAIWAN — 14.3%
Delta Electronics	131,000	$1,154,144
Fubon Financial Holding	538,331	1,424,786
Hon Hai Precision Industry	361,000	1,389,036
MediaTek	61,000	2,002,733
Taiwan Semiconductor Manufacturing	390,000	8,274,448
Yageo	64,000	998,831

		15,243,978

TURKEY — 1.2%
Haci Omer Sabanci Holding	829,922	962,766
Migros Ticaret *	38,209	140,154
TAV Havalimanlari Holding *	75,892	211,170

		1,314,090

UNITED ARAB EMIRATES — 0.1%
Fertiglobe *	135,118	108,885

UNITED KINGDOM — 1.5%
Anglo American PLC	42,921	1,637,050

Total Common Stock (Cost $95,072,576)		99,978,893

Total Investments — 94.0% (Cost $95,072,576)		$99,978,893

Percentages are based on Net Assets of $106,407,821.

*	Non-income producing security.
(a)	Represents a company categorized as a “non-United States company”, as set forth in the Fund’s Prospectus, because at least 50% of the company’s revenue is generated outside of the United States.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND OCTOBER 31, 2021

The following is a list of the inputs used as of October 31, 2021, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	$2,289,535	$—	$—	$2,289,535
China	29,967,228	—	—	29,967,228
Hong Kong	5,020,761	—	—	5,020,761
Hungary	492,300	—	—	492,300
India	13,983,742	—	—	13,983,742
Malaysia	756,318	—	—	756,318
Mexico	3,566,575	—	—	3,566,575
Netherlands	444,369	—	—	444,369
Russia	5,649,945	—	—	5,649,945
South Africa	3,369,978	—	—	3,369,978
South Korea	16,134,139	—	—	16,134,139
Taiwan	15,243,978	—	—	15,243,978
Turkey	—	1,314,090	—	1,314,090
United Arab Emirates	—	108,885	—	108,885
United Kingdom	1,637,050	—	—	1,637,050

Total Investments in Securities	$98,555,918	$1,422,975	$—	$99,978,893

For the year ended October 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND OCTOBER 31, 2021

Sector Weightings (unaudited) †:

SCHEDULE OF INVESTMENTS COMMON STOCK — 99.5%

	Shares	Value
AUSTRALIA — 3.4%
Brambles	67,108	$506,065

CHINA — 13.9%
China Everbright Environment Group	21,000	14,442
Wuxi Lead Intelligent Equipment, Cl A	53,533	679,609
Xinyi Solar Holdings	290,000	606,912
Zhejiang Sanhua Intelligent Controls, Cl A	202,401	750,231

		2,051,194

DENMARK — 13.2%
Novozymes, Cl B	9,626	708,584
Orsted	4,430	625,734
Vestas Wind Systems	13,886	601,161

		1,935,479

GERMANY — 3.8%
Infineon Technologies	11,944	558,346

ITALY — 4.2%
Terna - Rete Elettrica Nazionale	82,566	615,528

JAPAN — 0.6%
Nippon Ceramic	3,500	90,581

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND OCTOBER 31, 2021

COMMON STOCK — continued

	Shares	Value
SPAIN — 5.7%
Iberdrola	70,483	$833,199

TAIWAN — 4.8%
Voltronic Power Technology	12,000	701,225

UNITED KINGDOM — 6.2%
Croda International	7,073	916,980

UNITED STATES — 43.7%
Consumer Discretionary — 4.3%
Aptiv *	3,655	631,913

Consumer Staples — 2.1%
Beyond Meat *	3,091	305,947

Industrials — 15.3%
Schneider Electric	3,252	560,365
Trane Technologies	3,481	629,818
Waste Management	6,652	1,065,850

		2,256,033

Information Technology — 14.1%
ANSYS *	1,739	660,090
Autodesk *	1,166	370,333
Itron *	6,616	514,526
TE Connectivity	3,631	530,126

		2,075,075

Utilities — 7.9%
NextEra Energy	13,516	1,153,320

		6,422,288

Total Common Stock (Cost $14,364,283)		14,630,885

Total Investments — 99.5% (Cost $14,364,283)		$14,630,885

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT UND OCTOBER 31, 2021

Percentages are based on Net Assets of $14,707,714.

*	Non-income producing security.

Cl — Class

As of October 31, 2021, all of the Fund’s investments were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended October 31, 2021, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES

	Ninety One Global Franchise Fund	Ninety One International Franchise Fund
Assets:
Investments, at Value (Cost $179,967,366 and $1,761,444)	$232,983,744		$1,786,765
Foreign Currency, at Value (Cost $84,389 and $2,344)	84,391		2,343
Cash	7,972,332		38,815
Receivable for Capital Shares Sold	930,023		—
Reclaim Receivable	157,714		7
Dividend and Interest Receivable	13,949		58
Receivable due from Investment Adviser	—		22,863
Prepaid Expenses	11,651		17

Total Assets	242,153,804		1,850,868

Liabilities:
Payable due to Investment Adviser	106,310		—
Payable for Capital Shares Redeemed	50,286		670
Audit Fees Payable	25,610		25,610
Payable due to Administrator	20,033		8,068
Printing Fees Payable	16,621		1,541
Transfer Agent Fees Payable	16,505		4,808
Payable due to Trustees	4,856		9
Custody Fees Payable	3,713		1,030
Chief Compliance Officer Fees Payable	2,170		4
Distribution Fees Payable - A Shares	1,275		—
Other Accrued Expenses	15,568		321

Total Liabilities	262,947		42,061

Net Assets	$241,890,857		$1,808,807

NET ASSETS CONSIST OF:
Paid-in Capital	$188,797,917		$1,783,486
Total Distributable Earnings	53,092,940		25,321

Net Assets	$241,890,857		$1,808,807

I Shares:
Net Assets	$235,442,772		$1,808,807
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	14,187,890		184,628

Net Asset Value, Offering and Redemption Price Per Share	$16.59		$9.80

A Shares:
Net Assets	$6,448,085	$	N/A
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	389,916		N/A

Net Asset Value, Offering and Redemption Price Per Share	$16.54		N/A

Maximum Offering Price Per Share ($16.54/94.25%)	$17.55		N/A

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

STATEMENTS OF ASSETS AND LIABILITIES (continued)

	Ninety One Emerging Markets Equity Fund	Ninety One Global Environment Fund
Assets:
Investments, at Value (Cost $95,072,576 and $14,364,283)	$99,978,893		$14,630,885
Foreign Currency, at Value (Cost $444,971 and $7,344)	437,663		7,350
Cash	4,933,186		49,625
Receivable for Capital Shares Sold	2,124,853		—
Receivable for Investments Sold	251,685		172,815
Dividend and Interest Receivable	66,280		—
Reclaim Receivable	16,062		—
Receivable due from Investment Adviser	—		5,586
Prepaid Expenses	5,273		17

Total Assets	107,813,895		14,866,278

Liabilities:
Payable for Investments Purchased	1,011,263		111,324
Accrued Foreign Capital Gains Tax on Appreciation	259,535		—
Custody Fees Payable	37,140		1,790
Payable due to Investment Adviser	25,831		—
Audit Fees Payable	25,610		25,610
Transfer Agent Fees Payable	12,540		5,031
Payable due to Administrator	11,890		8,068
Printing Fees Payable	9,172		4,213
Payable due to Trustees	2,109		279
Unrealized Loss on Foreign Spot Currency Contracts	2,034		—
Chief Compliance Officer Fees Payable	942		125
Payable for Capital Shares Redeemed	274		131
Distribution Fees Payable - A Shares	—		—
Other Accrued Expenses	7,734		1,993

Total Liabilities	1,406,074		158,564

Net Assets	$106,407,821		$14,707,714

NET ASSETS CONSIST OF:
Paid-in Capital	$93,850,254		$14,418,191
Total Distributable Earnings	12,557,567		289,523

Net Assets	$106,407,821		$14,707,714

I Shares:
Net Assets	$106,391,180		$14,707,714
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	8,293,528		1,474,613

Net Asset Value, Offering and Redemption Price Per Share	$12.83		$9.97

A Shares:
Net Assets	$16,641	$	N/A
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	1,300		N/A

Net Asset Value, Offering and Redemption Price Per Share	$12.80		N/A

Maximum Offering Price Per Share ($12.80/94.25%)	$13.58		N/A

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS FOR THE YEAR OR PERIOD ENDED OCTOBER 31, 2021

STATEMENTS OF OPERATIONS

	Ninety One Global Franchise Fund	Ninety One International Franchise Fund(1)
Investment Income:
Dividends	$1,844,138	$455
Less: Foreign Taxes Withheld	(85,584)	(14)

Total Investment Income	1,758,554	441

Expenses:
Investment Advisory Fees	1,290,585	1,074
Administration Fees - Note 4	171,778	15,876
Trustees’ Fees	16,368	9
Distribution Fees - A Shares	14,540	—
Chief Compliance Officer Fees	6,222	4
Transfer Agent Fees	89,615	6,960
Registration and Filing Fees	47,178	46
Legal Fees	38,487	4
Printing Fees	32,001	1,764
Audit Fees	25,610	25,610
Custodian Fees	11,457	1,030
Other Expenses	32,098	853

Total Expenses	1,775,939	53,230

Less:
Investment Advisory Fees Waiver	(298,685)	(1,074)
Reimbursement from Adviser	—	(50,940)
Fees Paid Indirectly - Note 4	(32)	—

Net Expenses	1,477,222	1,216

Net Investment Income/Loss	281,332	(775)

Net Realized Gain (Loss) on:
Investments	956,018	—
Foreign Currency Transactions	(6,260)	(1,672)

Net Realized Gain (Loss)	949,758	(1,672)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	42,574,879	25,321
Foreign Currency Transactions	653	(2)

Net Change in Unrealized Appreciation (Depreciation)	42,575,532	25,319

Net Realized and Net Change in Unrealized Gain on Investments and Foreign Currency Transactions	43,525,290	23,647

Net Increase in Net Assets Resulting from Operations	$43,806,622	$22,872

(1) The Fund commenced operations on August 31, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS FOR THE YEAR OR PERIOD ENDED OCTOBER 31, 2021

STATEMENTS OF OPERATIONS (continued)
	Ninety One Emerging Markets Equity Fund	Ninety One Global Environment Fund(1)
Investment Income:
Dividends	$2,502,025	$18,059
Interest	4,199	—
Less: Foreign Taxes Withheld	(308,676)	—

Total Investment Income	2,197,548	18,059

Expenses:
Investment Advisory Fees	696,200	14,679
Administration Fees - Note 4	138,356	15,876
Trustees’ Fees	8,724	279
Chief Compliance Officer Fees	4,065	125
Distribution Fees - A Shares	54	—
Custodian Fees	137,574	1,790
Transfer Agent Fees	73,308	7,200
Registration and Filing Fees	44,385	1,318
Audit Fees	25,610	25,610
Legal Fees	21,205	109
Printing Fees	16,798	4,437
Other Expenses	31,011	1,149

Total Expenses	1,197,290	72,572

Less:
Investment Advisory Fees Waiver	(408,170)	(14,679)
Reimbursement from Adviser	—	(40,277)
Fees Paid Indirectly - Note 4	(27)	—

Net Expenses	789,093	17,616

Net Investment Income	1,408,455	443

Net Realized Gain (Loss) on:
Investments	9,829,630	23,427
Foreign Currency Transactions	(42,036)	(470)

Net Realized Gain	9,787,594	22,957

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(2,622,183)	266,602
Foreign capital gains tax on securities	(259,535)	—
Foreign Currency Transactions	(8,675)	(479)

Net Change in Unrealized Appreciation (Depreciation)	(2,890,393)	266,123

Net Realized and Net Change in Unrealized Gain on Investments and Foreign Currency Transactions	6,897,201	289,080

Net Increase in Net Assets Resulting from Operations	$8,305,656	$289,523

(1) The Fund commenced operations on August 31, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Income	$281,332	$510,023
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	949,758	(1,110,218)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	42,575,532	4,295,810

Net Increase in Net Assets Resulting From Operations	43,806,622	3,695,615

Distributions:
I Shares	(433,522)	(596,522)
A Shares	(8,224)	(30,693)

Total Distributions	(441,746)	(627,215)

Capital Share Transactions:
I Shares:
Issued	119,983,838	45,596,827
Reinvestment of Distributions	426,908	596,522
Redeemed	(22,973,825)	(13,622,852)

Increase from I Shares Capital Share Transactions	97,436,921	32,570,497

A Shares:
Issued	1,929,223	1,435,048
Reinvestment of Distributions	8,224	30,693
Redeemed	(1,371,960)	(839,580)

Increase from A Shares Capital Share Transactions	565,487	626,161

Net Increase in Net Assets From Capital Share Transactions	98,002,408	33,196,658

Total Increase in Net Assets	141,367,284	36,265,058

Net Assets:
Beginning of Year or Period	100,523,573	64,258,515

End of Year or Period	$241,890,857	$100,523,573

Shares Transactions:
I Shares:
Issued	7,853,553	3,713,903
Reinvestment of Distributions	30,170	48,748
Redeemed	(1,489,944)	(1,181,310)

Increase in Shares Outstanding from I Shares Transactions	6,393,779	2,581,341

A Shares:
Issued	132,373	117,723
Reinvestment of Distributions	582	2,513
Redeemed	(89,560)	(67,968)

Increase in Shares Outstanding from A Shares Transactions	43,395	52,268

Net Increase in Shares Outstanding From Share Transactions	6,437,174	2,633,609

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Period Ended October 31, 2021(1)
Operations:
Net Investment Loss	$(775)
Net Realized Loss on Investments and Foreign Currency Transactions	(1,672)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	25,319

Net Increase in Net Assets Resulting From Operations	22,872

Distributions:
I Shares	—

Total Distributions	—

Capital Share Transactions:
I Shares:
Issued	1,786,705
Reinvestment of Distributions	–
Redeemed	(770)

Increase from I Shares Capital Share Transactions	1,785,935

Net Increase in Net Assets From Capital Share Transactions	1,785,935

Total Increase in Net Assets	1,808,807

Net Assets:
Beginning of Year or Period	—

End of Year or Period	$1,808,807

Shares Transactions:
I Shares:
Issued	184,706
Reinvestment of Distributions	—
Redeemed	(78)

Increase in Shares Outstanding from I Shares Transactions	184,628

Net Increase in Shares Outstanding From Share Transactions	184,628

(1) The Fund commenced operations on August 31, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31, 2021	Year Ended October 31, 2020
Operations:
Net Investment Income	$1,408,455	$786,548
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	9,787,594	(2,326,517)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(2,890,393)	5,258,557

Net Increase in Net Assets Resulting From Operations	8,305,656	3,718,588

Distributions:
I Shares	(732,810)	(1,286,146)
A Shares	(140)	(294)

Total Distributions	(732,950)	(1,286,440)

Capital Share Transactions:
I Shares:
Issued	80,332,196	24,358,667
Reinvestment of Distributions	732,810	1,286,146
Redeemed	(39,108,711)	(16,186,690)

Increase from I Shares Capital Share Transactions	41,956,295	9,458,123

A Shares:
Issued	799,595	2,272
Reinvestment of Distributions	140	294
Redeemed	(797,934)	(99)

Increase from A Shares Capital Share Transactions	1,801	2,467

Net Increase in Net Assets From Capital Share Transactions	41,958,096	9,460,590

Total Increase in Net Assets	49,530,802	11,892,738

Net Assets:
Beginning of Year or Period	56,877,019	44,984,281

End of Year or Period	$106,407,821	$56,877,019

Shares Transactions:
I Shares:
Issued	6,138,258	2,362,276
Reinvestment of Distributions	57,430	114,020
Redeemed	(3,075,106)	(1,498,010)

Increase in Shares Outstanding from I Shares Transactions	3,120,582	978,286

A Shares:
Issued	59,447	199
Reinvestment of Distributions	11	26
Redeemed	(59,414)	(9)

Increase in Shares Outstanding from A Shares Transactions	44	216

Net Increase in Shares Outstanding From Share Transactions	3,120,626	978,502

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

Period Ended October 31, 2021(1)
Operations:
Net Investment Income	$443
Net Realized Gain on Investments and Foreign Currency Transactions	22,957
Net Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	266,123

Net Increase in Net Assets Resulting From Operations	289,523

Distributions:
I Shares	—

Total Distributions	—

Capital Share Transactions:
I Shares:
Issued	14,418,422
Reinvestment of Distributions	—
Redeemed	(231)

Increase from I Shares Capital Share Transactions	14,418,191

Net Increase in Net Assets From Capital Share Transactions	14,418,191

Total Increase in Net Assets	14,707,714

Net Assets:
Beginning of Year or Period	—

End of Year or Period	$14,707,714

Shares Transactions:
I Shares:
Issued	1,474,636
Reinvestment of Distributions	—
Redeemed	(23)

Increase in Shares Outstanding from I Shares Transactions	1,474,613

Net Increase in Shares Outstanding From Share Transactions	1,474,613

(1) The Fund commenced operations on August 31, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding

	I Shares

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Period Ended October 31, 2018(1)
Net Asset Value, Beginning of Year or Period	$12.35	$11.67	$10.19	$10.00

Income from Investment Operations:

Net Investment Income*	0.03	0.07	0.09	0.08
Net Realized and Unrealized Gain	4.26	0.72	1.47	0.12

Total from Investment Operations	4.29	0.79	1.56	0.20

Dividends and Distributions:
Net Investment Income	(0.05)	(0.07)	(0.08)	(0.01)
Capital Gains	—	(0.04)	—	—

Total Dividends and Distributions	(0.05)	(0.11)	(0.08)	(0.01)

Net Asset Value, End of Year or Period	$16.59	$12.35	$11.67	$10.19

Total Return†	34.85%	6.77%	15.45%	1.98%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$235,443	$96,258	$60,832	$33,481
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%	0.85%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.02%	1.24%	1.56%	2.10%††
Ratio of Net Investment Income to Average Net Assets	0.17%	0.60%	0.79%	0.93%††
Portfolio Turnover Rate	5%	9%	7%	9%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on December 11, 2017.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS (continued)
Selected Per Share Data & Ratios For a Share Outstanding

	A Shares

	Year Ended October 31, 2021	Year Ended October 31, 2020	Year Ended October 31, 2019	Period Ended October 31, 2018(1)
Net Asset Value, Beginning of Year or Period	$12.31	$11.64	$10.19	$10.76

Income from Investment Operations:

Net Investment Income (Loss)*	—	0.05	0.05	(0.01)
Net Realized and Unrealized Gain (Loss)	4.25	0.71	1.47	(0.56)

Total from Investment Operations	4.25	0.76	1.52	(0.57)

Dividends and Distributions:
Net Investment Income	(0.02)	(0.05)	(0.07)	—
Capital Gains	—	(0.04)	—	—

Total Dividends and Distributions	(0.02)	(0.09)	(0.07)	—

Net Asset Value, End of Year or Period	$16.54	$12.31	$11.64	$10.19

Total Return†	34.58%	6.54%	15.10%	(5.30)%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$6,448	$4,266	$3,427	$398
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.15%††(2)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.28%	1.49%	1.78%	3.35%††
Ratio of Net Investment Income (Loss) to Average Net Assets	—%	0.38%	0.48%	(1.00)%††
Portfolio Turnover Rate	5%	9%	7%	9%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on September 28, 2018.
(2)	Ratio reflects the impact of low level of average net assets. Under normal asset levels, ratio would have been 1.10%.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE INTERNATIONAL FRANCHISE FUND

FINANCIAL HIGHLIGHTS (continued)
Selected Per Share Data & Ratios For a Share Outstanding

	I Shares

	Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:

Net Investment Loss*	(0.01)
Net Realized and Unrealized Loss	(0.19)

Total from Investment Operations	(0.20)

Net Asset Value, End of Period	$9.80

Total Return†	(2.00)%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$1,809
Ratio of Expenses to Average Net Assets	0.85	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	37.19	%††
Ratio of Net Investment Loss to Average Net Assets	(0.54	)%††
Portfolio Turnover Rate	0	%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on August 31, 2021.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)
Selected Per Share Data & Ratios For a Share Outstanding

	I Shares

	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Year or Period	$10.99	$10.72	$10.00

Income from Investment Operations:

Net Investment Income*	0.20	0.18	0.32
Net Realized and Unrealized Gain	1.78	0.40	0.42

Total from Investment Operations	1.98	0.58	0.74

Dividends and Distributions:
Net Investment Income	(0.14)	(0.31)	(0.02)

Total Dividends and Distributions	(0.14)	(0.31)	(0.02)

Net Asset Value, End of Year or Period	$12.83	$10.99	$10.72

Total Return†	18.00%	5.32%	7.37%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$106,391	$56,863	$44,973
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.29%	1.65%	1.99%††
Ratio of Net Investment Income to Average Net Assets	1.52%	1.74%	3.31%††
Portfolio Turnover Rate	111%	55%	62%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on November 28, 2018.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)
Selected Per Share Data & Ratios For a Share Outstanding

	A Shares

	Year Ended October 31, 2021	Year Ended October 31, 2020	Period Ended October 31, 2019(1)
Net Asset Value, Beginning of Year or Period	$10.97	$10.70	$10.00

Income from Investment Operations:

Net Investment Income*	0.13	0.16	0.28
Net Realized and Unrealized Gain	1.81	0.39	0.43

Total from Investment Operations	1.94	0.55	0.71

Dividends and Distributions:
Net Investment Income	(0.11)	(0.28)	(0.01)

Total Dividends and Distributions	(0.11)	(0.28)	(0.01)

Net Asset Value, End of Year or Period	$12.80	$10.97	$10.70

Total Return†	17.70%	5.09%	7.14%

Ratios and Supplemental Data

Net Assets, End of Year or Period (Thousands)	$17	$14	$11
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.52%	1.92%	2.24%††
Ratio of Net Investment Income to Average Net Assets	0.99%	1.54%	2.94%††
Portfolio Turnover Rate	111%	55%	62%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on November 28, 2018.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE GLOBAL ENVIRONMENT FUND

FINANCIAL HIGHLIGHTS (continued)
Selected Per Share Data & Ratios For a Share Outstanding

	I Shares

	Period Ended October 31, 2021(1)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income*	—
Net Realized and Unrealized Loss	(0.03)

Total from Investment Operations	(0.03)

Net Asset Value, End of Period	$9.97

Total Return†	(0.30)%

Ratios and Supplemental Data

Net Assets, End of Period (Thousands)	$14,708
Ratio of Expenses to Average Net Assets	0.90	%††
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	3.71	%††
Ratio of Net Investment Income to Average Net Assets	0.02	%††
Portfolio Turnover Rate	6%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	Commenced operations on August 31, 2021.

Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 47 funds. The financial statements herein are those of the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund (individually, the “Fund” or collectively, the “Funds”). The investment objectives of the Funds are to seek long-term capital growth. The Funds are classified as non-diversified investment companies. Ninety One North America, Inc. serves as the Funds’ investment adviser (the “Adviser”). The Ninety One Global Franchise Fund commenced operations on December 11, 2017, and currently offers Class I Shares (effective as of December 11, 2017) and Class A Shares (effective as of September 28, 2018). The Ninety One International Franchise Fund commenced operations on August 31, 2021, and currently offers Class I Shares. The Ninety One Emerging Markets Equity Fund commenced operations on November 28, 2018, and currently offers Class I Shares and Class A Shares. The Ninety One Global Environment Fund commenced operations on August 31, 2021, and currently offers Class I Shares. The financial statements of the remaining funds of the Trust are presented separately. The assets of each of the funds are segregated, and a shareholder’s interest is limited to the funds in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculate their net asset value. The closing prices of such securities may no longer reflect their market value at the time the Funds calculate net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Funds calculate net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds become aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate its net asset value, it may request that a Committee meeting be called.

The Funds use Markit Fair Value (“Markit”) as a third party fair valuation vendor. Markit provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

Markit in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds value non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Markit. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Markit are not reliable, the Adviser contacts SEI Investments Global Funds Services (the “Administrator”) and can request that a meeting of the Committee be held.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Markit using the predetermined confidence interval discussed above.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year or period ended October 31, 2021, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year or period ended October 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividends if such information is obtained subsequent to the ex-dividend date.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and net change in unrealized gain and loss on investments on the Statement of Operations. Net realized and net change in unrealized gain and loss on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds distribute substantially all of their net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year or period ended October 31, 2021, the Funds incurred

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

$171,778, $15,876, $138,356 and $15,876 for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund, respectively, for these services.

The Trust has adopted a Distribution Plan with respect to A Shares (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the A Shares as compensation for distribution and shareholder services. For the year or period ended October 31, 2021, the Funds incurred $14,540, $–, $54 and $– for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund, respectively, for these services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

During the year or period ended October 31, 2021, the Funds earned cash management credits of $32, $–, $27 and $– for the Ninety One Global Franchise Fund, the Ninety One International Franchise Fund, the Ninety One Emerging Markets Equity Fund and the Ninety One Global Environment Fund, respectively, which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.

5. Investment Advisory Agreement:

Under the terms of the investment advisory agreement, the Adviser provides investment advisory services to the Funds at a fee calculated at an annual rate. The advisory fees for each Fund are as follows:

Advisory Fee
Ninety One Global Franchise Fund	0.75%
Ninety One International Franchise Fund	0.75%
Ninety One Emerging Markets Equity Fund	0.75%
Ninety One Global Environment Fund	0.75%

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses after fee reductions and/or expense reimbursements (excluding any class specific expenses, dividend and interest expenses, taxes, acquired fund fee expenses and non-routine expenses) from exceeding certain contractual expense limitations of

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

the average daily net assets of the Funds’ I Shares and A Shares until February 28, 2022 (the “Expense Limitation”). Accordingly, the contractual expense limitations for each Fund are as follows:

Contractual Expense Limitations
Ninety One Global Franchise Fund	0.85%
Ninety One International Franchise Fund	0.85%
Ninety One Emerging Markets Equity Fund	0.85%
Ninety One Global Environment Fund	0.90%

Refer to waiver of investment advisory fees on the Statement of Operations for fees waived for the year or period ended October 31, 2021. The Adviser may recover all or a portion of its fee reductions or expense reimbursements, up to the expense cap in place at the time the expenses were waived, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Funds’ total annual fund operating expenses are below the Expense Limitation. This agreement may be terminated by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2022. During the year or period ended October 31, 2021, there has been no recoupment of previously waived and reimbursed fees.

As of October 31, 2021, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, are as follows:

Fund	Expiring 2022	Expiring 2023	Expiring 2024	Total
Ninety One Global Franchise Fund	$338,440	$339,062	$298,685	$976,187
Ninety One International Franchise Fund	N/A	N/A	52,014	52,014
Ninety One Emerging Markets Equity Fund	445,641	359,145	408,170	1,212,956
Ninety One Global Environment Fund	N/A	N/A	54,956	54,956

6. Investment Transactions:

For the year ended October 31, 2021, the Ninety One Global Franchise Fund made purchases of $103,294,032 and sales of $8,302,983 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

For the period ended October 31, 2021, the Ninety One International Franchise Fund made purchases of $1,761,444 and sales of $– in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

For the year ended October 31, 2021, the Ninety One Emerging Markets Equity Fund made purchases of $108,055,084 and sales of $98,209,658 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

For the period ended October 31, 2021, the Ninety One Global Environment Fund made purchases of $15,067,858 and sales of $727,002 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. The permanent differences primarily consist of foreign currency translations, net operating loss offset to short-term capital gain, reclassification of distribution and investments in PFICs.

The permanent differences that are credited or charged to Paid in Capital and Distributable Earnings as of October 31, 2021 primarily relate to net operating losses:

	Distributable Earnings	Paid-in Capital
Ninety One International Franchise Fund	$2,449	$(2,449)

The tax character of dividends and distributions declared during the last two fiscal periods was as follows:

Ninety One Global Franchise Fund

	Ordinary Income	Long-Term Capital Gain	Total
2021	$441,746	$—	$441,746
2020	413,666	213,549	627,215

Ninety One International Franchise Fund

	Ordinary Income	Long-Term Capital Gain
2021	$—	$—

Ninety One Emerging Markets Equity Fund

	Ordinary Income	Long-Term Capital Gain	Total
2021	$732,950	$—	$732,950
2020	1,286,440	—	1,286,440

Ninety One Global Environment Fund

	Ordinary Income	Long-Term Capital Gain
2021	$—	$—

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

As of October 31, 2021, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Ninety One Global Franchise Fund

Undistributed Ordinary Income	$226,457
Capital Loss Carryforwards	(155,158)
Unrealized Appreciation	53,021,641

Total Distributable Earnings	$53,092,940

Ninety One International Franchise Fund

Unrealized Appreciation	$25,319
Other Temporary Differences	2

Total Distributable Earnings	$25,321

Ninety One Emerging Markets Equity Fund

Undistributed Ordinary Income	$1,335,656
Undistributed Long-Term Capital Gain	7,379,998
Unrealized Appreciation	3,841,916
Other Temporary Differences	(3)

Total Distributable Earnings	$12,557,567

Ninety One Global Environment Fund

Undistributed Ordinary Income	$38,738
Unrealized Appreciation	250,784
Other Temporary Differences	1

Total Distributable Earnings	$289,523

During the year ended October 31, 2021, the funds listed below utilized capital loss carryforwards to offset capital gains:

Fund
Ninety One Global Franchise Fund	$957,139
Ninety One Emerging Markets Equity Fund	3,041,646

Capital loss carryforward rules allow for Registered Investment Companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term.

The Funds have capital losses carried forward as follows:

Short-Term Loss	Long-Term Loss	Total
Ninety One Global Franchise Fund
$155,158	$—	$155,158

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments held by the Funds at October 31, 2021, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Ninety One Global Franchise Fund
$179,968,487	$55,768,700	$(2,747,059)	$53,021,641
Ninety One International Franchise Fund
1,761,446	47,078	(21,759)	25,319
Ninety One Emerging Markets Equity Fund
95,869,331	11,614,592	(7,513,142)	4,101,450
Ninety One Global Environment Fund
14,379,621	583,168	(332,384)	250,784

8. Concentration of Risks:

As with all management investment companies, a shareholder of the Funds is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability of a Fund to meet that Fund’s investment objective.

Active Management Risk (Emerging Markets Equity Fund, Global Franchise Fund, International Franchise Fund & Global Environment Fund) – Each Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Equity Risk (Emerging Markets Equity Fund, Global Franchise Fund, International Franchise Fund & Global Environment Fund) – Since each Fund purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

Common stock is generally subordinate to preferred stock and debt securities with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company.

Preferred Stock Risk (Emerging Markets Equity Fund) – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Small- and Mid-Capitalization Company Risk (Emerging Markets Equity Fund & International Franchise Fund) – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Large-Capitalization Company Risk (Emerging Markets Equity Fund, Global Franchise Fund & International Franchise Fund) – The large-capitalization companies in which the Funds may invest may lag the performance of smaller capitalization companies because large-capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

ETF Risk (Emerging Markets Equity Fund) – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which an index ETF is based or the other holdings of an active or index ETF, and the value of the Fund’s investment will fluctuate in response to the performance of the underlying index or holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Foreign Company Risk (Emerging Markets Equity Fund, Global Franchise Fund, International Franchise Fund & Global Environment Fund) – Investing in foreign companies, including direct investments and investments through Depositary Receipts, poses additional risks since political and economic events unique to a

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the same level of regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by a Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers and foreign markets and securities may be less liquid. While Depositary Receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in Depositary Receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk (Emerging Markets Equity Fund, Global Franchise Fund, International Franchise Fund & Global Environment Fund) – The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Foreign Currency Risk (Emerging Markets Equity Fund, Global Franchise Fund, International Franchise Fund & Global Environment Fund) – Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of a Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, would be adversely affected.

Depositary Receipts Risk (Emerging Markets Equity Fund, Global Franchise Fund, International Franchise Fund & Global Environment Fund) – Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a Depositary Receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security. Holders of Depositary Receipts may have limited or no rights to take

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of Depositary Receipts may differ from the prices of securities upon which they are based.

Geographic Focus Risk (Emerging Markets Equity Fund, Global Franchise Fund, International Franchise Fund & Global Environment Fund) – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Risk of Investing in China (Emerging Markets Equity Fund, Global Franchise Fund, International Franchise Fund & Global Environment Fund) – The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions, as well as policy changes in China and the surrounding Asian countries. A relatively small number of Chinese companies represents a large portion of China’s total market and thus may be more sensitive to adverse political or economic circumstances and market movements. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China’s political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which the Fund invests. The Fund may invest in shares of Chinese companies traded on stock markets in China or Hong Kong. These stock markets have recently experienced high levels of volatility, which may continue in the future. The Hong Kong stock market may behave differently from the China stock markets and there may be little to no correlation between the performance of the Hong Kong stock market and the China stock markets.

Stock Connect Investing Risk (Emerging Markets Equity Fund, Global Franchise Fund, International Franchise Fund & Global Environment Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, trading through Stock Connect is subject to daily quotas that limit the maximum daily net purchases on any particular day, which may restrict or preclude the Fund’s ability to invest in China A Shares through Stock Connect. In addition, investments made through Stock Connect are subject to trading, clearance and settlement procedures that are relatively untested, which could pose risks to the Fund. Moreover, China A Shares purchased through Stock Connect generally may not be sold, purchased

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

or otherwise transferred other than through Stock Connect in accordance with applicable rules. A primary feature of Stock Connect is the application of the home market’s laws and rules applicable to investors in China A Shares. Therefore, the Fund’s investments in China A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in China A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect will only operate on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of China A Shares during the time when Stock Connect is not trading. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

Liquidity Risk (Emerging Markets Equity Fund) – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Non-Diversification Risk (Emerging Markets Equity Fund, Global Franchise Fund, International Franchise Fund & Global Environment Fund) – Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Market Risk (Emerging Markets Equity Fund, Global Franchise Fund, International Franchise Fund & Global Environment Fund) – Each Fund is subject to market risk, which is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. The spread of COVID-19 around the world during 2020 has caused significant volatility in U.S. and international markets. There is significant uncertainty around the breadth and duration of business disruptions related to COVID-19, as well as its impact on the U.S. and international economies and, as such, the Trust is unable to determine if it will have a material impact to its operations.

New Fund Risk (International Franchise Fund & Global Environment Fund) – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

The foregoing is not intended to be a complete discussion of the risks associated with investing in the Funds. A more complete description of risks associated with the Funds is included in the prospectus and statement of additional information.

9. Other:

At October 31, 2021, 68% of I Shares outstanding were held by four record shareholders and 46% of A Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Global Franchise Fund.

At October 31, 2021, 85% of I Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One International Franchise Fund.

At October 31, 2021, 48% of I Shares outstanding were held by three record shareholders and 99% of A Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Emerging Markets Equity Fund.

At October 31, 2021, 98% of I Shares outstanding were held by two record shareholders owning 10% or greater of the aggregate total shares outstanding in the Ninety One Global Environment Fund.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

10. Subsequent Events:

On September 7, 2021, Brown Brothers Harriman & Co. (“BBH”), the Funds’ custodian, announced that BBH had entered into an agreement with State Street Bank and Trust Company (“State Street”) to sell BBH’s Investor Services business to State Street (the “Transaction”). The Transaction is subject to certain closing conditions, including regulatory and customary approvals, and it is expected to be consummated in the first quarter of 2022 (the “Closing Date”). Consequently, as a result of the Transaction, it is expected that State Street will replace BBH as the Funds’ custodian effective as of the Closing Date.

The Funds have evaluated the need for additional disclosures (other than what is disclosed in the preceding paragraph) and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of October 31, 2021.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Ninety One Global Franchise Fund, Ninety One International Franchise Fund, Ninety One Emerging Markets Equity Fund and Ninety One Global Environment Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, of Ninety One Global Franchise Fund, Ninety One International Franchise Fund, Ninety One Emerging Markets Equity Fund, and Ninety One Global Environment Fund (collectively referred to as the “Funds”) (four of the series constituting The Advisors’ Inner Circle Fund III (the “Trust”)), including the schedules of investments, as of October 31, 2021, and the related statements of operations, changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (four of the series constituting The Advisors’ Inner Circle Fund III) at October 31, 2021, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting The Advisors’ Inner Circle Fund III	Statements of operations	Statements of changes in net assets	Financial highlights

Ninety One Global Franchise Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the three years in the period ended October 31, 2021 and the period from December 11, 2017 (commencement of operations) through October 31, 2018

Ninety One International Franchise Fund	For the period from August 31, 2021 (commencement of operations) through October 31, 2021	For the period from August 31, 2021 (commencement of operations) through October 31, 2021	For the period from August 31, 2021 (commencement of operations) through October 31, 2021

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

Individual fund constituting The Advisors’ Inner Circle Fund III	Statements of operations	Statements of changes in net assets	Financial highlights

Ninety One Emerging Markets Equity Fund	For the year ended October 31, 2021	For each of the two years in the period ended October 31, 2021	For each of the two years in the period ended October 31, 2021 and the period from November 28, 2018 (commencement of operations) through October 31, 2019

Ninety One Global Environment Fund	For the period from August 31, 2021 (commencement of operations) through October 31, 2021	For the period from August 31, 2021 (commencement of operations) through October 31, 2021	For the period from August 31, 2021 (commencement of operations) through October 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and brokers or by

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Ninety One North America, Inc. investment companies since 2017.

Philadelphia, Pennsylvania

December 23, 2021

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2021 to October 31, 2021.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/21	Ending Account Value 10/31/21	Annualized Expense Ratios	Expenses Paid During Period
Ninety One Global Franchise Fund
I Shares
Actual Fund Return	$1,000.00	$1,080.10	0.85%	$4.46*

Hypothetical 5% Return	1,000.00	1,020.92	0.85	4.33*
A Shares
Actual Fund Return	$1,000.00	$1,078.90	1.10%	$5.76*

Hypothetical 5% Return	1,000.00	1,019.66	1.10	5.60*
Ninety One International Franchise Fund
I Shares
Actual Fund Return	$1,000.00	$980.00	0.85%	$1.41**

Hypothetical 5% Return	1,000.00	1,006.94	0.85	1.43**
Ninety One Emerging Markets Equity Fund
I Shares
Actual Fund Return	$1,000.00	$932.40	0.85%	$4.14*

Hypothetical 5% Return	1,000.00	1,020.92	0.85	4.33*
A Shares
Actual Fund Return	$1,000.00	$931.60	1.10%	$5.36*

Hypothetical 5% Return	1,000.00	1,019.66	1.10	5.60*
Ninety One Global Environment Fund
I Shares
Actual Fund Return	$1,000.00	$997.00	0.90%	$1.50**

Hypothetical 5% Return	1,000.00	1,006.85	0.90	1.51**

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND III (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Mr. Doran is a Trustee who

Name and Year of Birth	Position with Trust and Length of Time Served[1]	Principal Occupations in the Past Five Years
INTERESTED TRUSTEES [2,3]
WILLIAM M. DORAN (Born: 1940)	Chairman of the Board of Trustees (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.
INDEPENDENT TRUSTEES[3]
JON C. HUNT (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.
THOMAS P. LEMKE (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.
NICHELLE MAYNARD-ELLIOTT (Born: 1968)	Trustee (since 2021)	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.
JAY C. NADEL (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.
RANDALL S. YANKER (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.

1 Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2 Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

3 Trustees oversee 47 funds in The Advisors’ Inner Circle Fund III.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

may be an “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-844-IAM-USA1. The following chart lists Trustees and Officers as of October 31, 2020.

Other Directorships

Held in the Past Five Years4

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments – Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016.

Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder SeriesTrust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios). Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd. Director of Element Solutions Inc., Director of Xerox Holdings Corporation, and Director Nominee for Lucid Group, Inc.

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds. Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Director of Chiron Capital Allocation Fund Ltd.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund and Delaware Wilshire Private Markets Tender Fund. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past Five Years
OFFICERS
MICHAEL BEATTIE (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments Company, since 2004.
JAMES BERNSTEIN (Born: 1962)	Vice President and Assistant Secretary (since 2017)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

JOHN BOURGEOIS (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
RUSSELL EMERY (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, Catholic Responsible Investments Funds, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Tender Fund, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Chief Compliance Officer of The KP Funds to 2021.
ERIC C. GRIFFITH (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
MATTHEW M. MAHER (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
ANDREW METZGER (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.
ROBERT MORROW (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
ALEXANDER F. SMITH (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
BRIDGET E. SUDALL (Born: 1980)	Privacy Officer (since 2015) and Anit-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

Other Directorships
Held in the Past Five Years

None.
None.
None.
None.
None.
None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Ninety One International Franchise Fund

Ninety One Global Environment Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the members of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on June 24, 2021 to decide whether to approve the Agreement for an initial two-year term (the “June Meeting”). The June Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the June Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the June Meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ proposed advisory fees to be paid to the Adviser and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Funds as well as the Funds’ proposed objectives and strategies.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the June Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

At the June Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Funds.

The Trustees also considered other services to be provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Funds by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fees to be paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information, as well as the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to enter into an expense limitation and fee waiver arrangement with the Funds.

Investment Performance, Profitability and Economies of Scale

Because the Funds were new and had not commenced operations, they did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Funds or the extent to which economies of scale would be realized by the Adviser as the assets of the Funds grow. Accordingly, the Trustees did not make any conclusions regarding the Funds’ investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Funds grow, but will do so during future considerations of the Agreement.

Approval of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

Ninety One Emerging Markets Equity Fund

Ninety One Global Franchise Fund

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on June 24, 2021 to decide whether to renew the Agreement for an additional one-year term (the “June Meeting”). The June Meeting was held via videoconference in reliance on relief provided in orders issued by the Securities and Exchange Commission on March 13, 2020, March 25, 2020 and June 19, 2020 from 1940 Act sections and rules requiring that certain votes of a company’s board of trustees be cast in person due to circumstances related to the current or potential effects of the COVID-19 pandemic. In preparation for the June Meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the June Meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the June Meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the June Meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the June Meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangement with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have an October 31, 2021 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2021 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended October 31, 2021, the Funds are designating the following items with regard to distributions paid during the period.

	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)
Ninety One Global Franchise Fund	0.00%	100.00%	100.00%	100.00%	100.00%
Ninety One International Franchise Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Ninety One Emerging Markets Equity Fund	0.00%	100.00%	100.00%	2.10%	84.21%
Ninety One Global Environment Fund	0.00%	0.00%	0.00%	0.00%	0.00%
	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)	Qualifying Business Income (6)	Foreign Tax Credit
Ninety One Global Franchise Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Ninety One International Franchise Fund	0.00%	0.00%	0.00%	0.00%	0.00%
Ninety One Emerging Markets Equity Fund	0.00%	0.06%	0.00%	0.00%	29.68% (7)
Ninety One Global Environment Fund	0.00%	0.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Fund who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distributions. Interest related dividends are exempted from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

THE ADVISORS’ INNER CIRCLE FUND III	NINETY ONE FUNDS OCTOBER 31, 2021

(6)	The percentage in this column represents the amount of ordinary income that qualified for 20% Business Income Deduction.

(7)

The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended October 31, 2021, the total amount of foreign source income was $1,722,801. The total amount of foreign tax credit to be paid is $309,361. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2021. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

Ninety One Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-844-IAM-USA1

Investment Adviser:

Ninety One North America, Inc.

65 E 55th Street, 30th floor

New York, NY 10022

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

INV-AR-001-0400

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is “independent” as that term is defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to The Advisors’ Inner Circle Fund III (the “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$730,515	None	$11,990	$581,815	None	$607,218
(b)	Audit-Related Fees	$4,000	None	None	$4,000	None	None
(c)	Tax Fees(2)	None	None	$90,000	None	None	$505,050
(d)	All Other Fees	None	None	$1,473	None	None	$15,941

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$128,050	None	None	$76,830	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2021			2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$26,800	None	None	$26,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by KPMG (“KPMG”) relate to the Trust

KPMG billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		2021				2020
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$25,000	None	None		None	None	None
(b)	Audit-Related Fees	None	None	None		None	None	None
(c)	Tax Fees	None	None	None		None	None	None
(d)	All Other Fees	None	None	$206,957	(3)	None	None	$200,314	(3)

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Non-audit fees consist of SSAE No. 18 report over investment management activities and non-statutory audit reports of Legal & General Investment Management America, Inc.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1)	require specific pre-approval;

(2)	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

(3)

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (KPMG):

	2021	2020
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $91,473 and $520,991 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2021 and 2020, respectively.

(g) The aggregate non-audit fees and services billed by KPMG for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $206,957 and $200,314 for 2021 and 2020, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by,

or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 7, 2022

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO

Date: January 7, 2022